Exhibit 99.4

McGladrey & Pullen

Certified Public Accountants

Independent Auditor’s Report

On The Supplementary Information

To the Board of Directors

Buckle Down Publishing Company
Iowa City, Iowa

      Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information that follows is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ MCGLADRY & PULLEN, LLP

Iowa City, Iowa

January 30, 2004

McGladrey & Pullen, LLP is a member firm of RSM International –

an affiliation of separate and independent legal entities.

Buckle Down Publishing Company

General, Administrative And Marketing Expenses
Years Ended December 31, 2003, 2002 And 2001

	2003	2002	2001

Compensation and management services, excluding bonuses	$2,008,762	$1,953,832	$1,756,027
Payroll taxes	132,915	127,221	119,197
Marketing costs	980,071	950,159	442,502
Building and equipment rent	219,524	251,479	257,819
Utilities	87,774	75,344	82,237
Vehicle expenses	449	1,025	944
Insurance	172,860	151,388	124,226
Advertising	3,505	3,648	7,400
Office supplies and postage	94,832	96,632	127,531
Contributions	5,927	3,508	3,867
Provision for doubtful accounts	8,178	4,391	11,699
Professional fees	16,025	—	—
Dues and subscriptions	493	139	958
Entertainment	68,969	43,106	28,873
Repairs and maintenance	43,756	46,810	50,618
Pension plan contribution	62,387	61,097	52,292
Outside labor	94,245	49,333	4,832
Travel	33,753	51,492	32,789
Loss on sale of equipment	1,586	—	—
Other	29,456	88,529	39,713

	$4,065,467	$3,959,133	$3,143,524

McGladrey & Pullen

Certified Public Accountants

INDEPENDENT ACCOUNTANT’S REPORT

To the Board of Directors

Buckle Down Publishing Company
Iowa City, Iowa

We have reviewed the accompanying balance sheets of Buckle Down Publishing Company as of March 31, June 30 and September 30, 2003, the related statements of income, stockholder’s equity and cash flows for each of the quarters in the year ended December 31, 2003. These financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Buckle Down Publishing Company as of December 31, 2003, and the related statements of income, stockholder’s equity and cash flows for the year then ended (not presented herein); and in our report dated January 30, 2004, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2003 is fairly stated, in all material respects, in relation to the balance sheet from which it was derived.

/s/ McGladrey & Pullen, LLP

Iowa City, Iowa

March 23, 2004

Buckle Down Publishing Company

Balance Sheets

March 31, June 30, September 30 and December 31, 2003

See Accountant’s Report

	March 31,	June 30,	September 30,	December 31,
	2003	2003	2003	2003*

ASSETS
Current Assets
Cash and cash equivalents	$883,375	$444,110	$2,223,014	$623,449
Trade receivables, less allowance for doubtful accounts	604,439	841,067	1,242,377	412,227
Receivables from affiliated company	100,904	38,828	79,806	36,410
Inventories	1,706,810	1,899,145	1,757,755	1,758,706

Total current assets	3,295,528	3,223,150	5,302,952	2,830,792

Leasehold Improvements and Equipment
Leasehold improvements	234,777	237,352	237,352	240,332
Furniture and fixtures	418,593	444,460	454,119	440,356
Vehicles	31,969	31,969	31,969	31,969

	685,339	713,781	723,440	712,657
Less accumulated depreciation	488,897	512,960	537,380	519,460

	196,442	200,821	186,060	193,197

	$3,491,970	$3,423,971	$5,489,012	$3,023,989

LIABILITIES AND STOCKHOLDER’S EQUITY
Current Liabilities
Accounts payable	$205,206	$261,620	$392,183	$160,057
Payable to an affiliated company	162	162	25,409	36,924
Accrued compensation and related withholding taxes	125,769	123,016	118,027	74,645
Accrued pension plan	14,680	29,732	45,271	64,598
Other accrued expenses	19,806	9,320	17,973	14,169

Total current liabilities	365,623	423,850	598,863	350,393

Stockholder’s Equity
Common stock, no par or stated value; authorized 1,000,000 shares; issued and outstanding 100,000 shares, at amounts paid in	2,709,846	2,820,315	2,930,784	3,825,252
Retained earnings (deficit)	416,501	179,806	1,959,365	(1,151,656)

	3,126,347	3,000,121	4,890,149	2,673,596

	$3,491,970	$3,423,971	$5,489,012	$3,023,989

*	Condensed from the audited financial statements.

See Notes to Financial Statements.

Buckle Down Publishing Company

Statements Of Income

Quarters Ended March, June, September and December 2003

See Accountant’s Report

	March 31,	June 30,	September 30,	December 31,
	2003	2003	2003	2003

Net sales	$2,307,610	$2,282,275	$3,995,225	$1,973,525
Management fee from affiliate	43,500	34,232	36,381	39,749

	2,351,110	2,316,507	4,031,606	2,013,274

Expenses:
Cost of goods sold	701,888	701,410	1,128,270	604,135
General, administrative and marketing	1,121,084	929,504	1,102,143	912,736
Bonuses	—	—	—	784,000
Depreciation	22,421	24,063	24,420	27,138

	1,845,393	1,654,977	2,254,833	2,328,009

Operating income (loss)	505,717	661,530	1,776,773	(314,735)
Financial income (expense):
Interest income	3,150	1,775	2,786	3,714
Interest expense	(60)	—	—	—

Net income (loss)	$508,807	$663,305	$1,779,559	$(311,021)

Earnings (loss) per common share, basic and diluted	$5.09	$6.63	$17.80	$(3.11)

See Notes to Financial Statements.

Buckle Down Publishing Company

Statements Of Stockholder’s Equity

Quarters Ended March, June, September and December 2003

See Accountant’s Report

		Retained
	Common	Earnings
	Stock	(Deficit)	Total

Balance, December 31, 2002	$2,599,377	$1,107,694	$3,707,071
Capital contribution from parent company	110,469	—	110,469
Net income	—	508,807	508,807
Dividends ($12.00 per share)	—	(1,200,000)	(1,200,000)

Balance, March 31, 2003	2,709,846	416,501	3,126,347
Capital contribution from parent company	110,469	—	110,469
Net income	—	663,305	663,305
Dividends ($9.00 per share)	—	(900,000)	(900,000)

Balance, June 30, 2003	2,820,315	179,806	3,000,121
Capital contribution from parent company	110,469	—	110,469
Net income	—	1,779,559	1,779,559

Balance, September 30, 2003	2,930,784	1,959,365	4,890,149
Capital contribution from parent company	894,468	—	894,468
Net (loss)	—	(311,021)	(311,021)
Dividends ($28.00 per share)	—	(2,800,000)	(2,800,000)

Balance, December 31, 2003	$3,825,252	$(1,151,656)	$2,673,596

See Notes to Financial Statements.

Buckle Down Publishing Company

Statements Of Cash Flows

Quarters Ended March, June, September and December 2003

See Accountant’s Report

	March 31,	June 30,	September 30,	December 31,
	2003	2003	2003	2003

Cash Flows from Operating Activities
Net income (loss)	$508,807	$663,305	$1,779,559	$(311,021)
Adjustments to reconcile to net cash provided by operating activities:
Bonuses to be paid by parent company	—	—	—	784,000
Depreciation	22,421	24,063	24,420	27,138
Loss on disposal of assets	—	—	—	1,586
Changes in certain working capital items:
Trade and other receivables	(181,674)	(174,552)	(442,288)	873,546
Inventories	109,721	(192,335)	141,390	(951)
Accounts payable and accrued expenses	53,944	58,227	175,013	(248,470)

Net cash provided by operating activities	513,219	378,708	1,678,094	1,125,828

Cash Flows from Investing Activities
Proceeds from sale of assets	1,010	—	—	55
Purchase of leasehold improvements and equipment	(17,785)	(28,442)	(9,659)	(35,916)

Net cash (used in) investing activities	(16,775)	(28,442)	(9,659)	(35,861)

Cash Flows from Financing Activities
Cash dividends paid	(1,200,000)	(900,000)	—	(2,800,000)
Principal payments on long-term borrowings	—	—	—	—
Capital contribution from parent company	110,469	110,469	110,469	110,468

Net cash provided by (used in) financing activities	(1,089,531)	(789,531)	110,469	(2,689,532)

Increase (decrease) in cash and cash equivalents	(593,087)	(439,265)	1,778,904	(1,599,565)
Cash and cash equivalents:
Beginning	1,476,462	883,375	444,110	2,223,014

Ending	$883,375	$444,110	$2,223,014	$623,449

See Notes to Financial Statements.

Buckle Down Publishing Company

Notes to Financial Statements

See Accountant’s Report

Note 1.	Basis of Presentation

      The unaudited interim financial statements contained herein consist of the accounts of Buckle Down Publishing Company (the “Company”), a wholly owned subsidiary of Profiles Corporation.

      The Company creates products that analyze typical state educational standards and objectives and provide application problems in the format of standardized tests. The purpose of the Company’s products and services is to help students from K-12 and schools demonstrate their attainment of state standards. The Company’s materials, primarily workbooks and course materials, are sold to school districts throughout the United States.

      The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The unaudited interim financial statements reflect all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair statement of the consolidated results for the interim periods presented. The results of operations of interim periods are not necessarily indicative of results for a full year. These financial statements should be read in conjunction with the financial statements and related notes for the fiscal year ended December 31, 2003.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Note 2.	Income Tax Matters

      The Company, with the consent of its stockholder, has elected to have its income taxed under sections of the federal and state income tax laws, which provide that, in lieu of corporation income taxes, the stockholder separately accounts for the Company’s items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements.

Note 3.	Discretionary Bonuses

      In the quarter ended December 31, 2003, the Company approved discretionary bonuses to key employees totaling $784,000. There were no bonuses for prior quarters.

Note 4.	Related Party Transactions

      The Company has a verbal agreement with an affiliated company whereby the affiliate reimburses the Company for management services provided to the affiliate.

Note 5.	Definitive Agreement

      In March 2004, the Company signed an agreement to sell substantially all its assets, net of specific liabilities. The transaction is expected to close in April 2004.

Buckle Down Publishing Company

Notes to Financial Statements — (Continued)

Note 6.	Capital Contributions From Parent Company

      Profiles Corporation paid certain expenses on behalf of the Company, including: 1) a one-time discretionary bonuses to Company employees in the quarter ended December 31, 2003, which are separately stated on the statements of income, and 2) general, administrative and marketing expenses, including compensation to the Company’s president and family members. These amounts are treated as contributions to capital for the quarters ended March, June, September and December 31, 2003.

McGladrey & Pullen

INDEPENDENT ACCOUNTANT’S REPORT

To the Board of Directors

Buckle Down Publishing Company
Iowa City, Iowa

      We have reviewed the accompanying balance sheets of Buckle Down Publishing Company as of April 15, 2004 (immediately prior to closing) and March 31, 2004 and 2003, the related statements of income, stockholder’s equity and cash flows for the fifteen-day period ended April 15, 2004 and the quarters ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management.

      We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

      We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Buckle Down Publishing Company as of December 31, 2003, and the related statements of income, stockholder’s equity and cash flows for the year then ended (not presented herein); and in our report dated January 30, 2004, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2003 is fairly stated, in all material respects, in relation to the balance sheet from which it was derived.

/s/ McGladrey & Pullen, LLP

Iowa City, Iowa

April 20, 2004

BUCKLE DOWN PUBLISHING COMPANY

BALANCE SHEETS

April 15, 2004, March 31, 2004 and 2003, and December 31, 2003
See Accountant’s Report

	April 15,	March 31,	March 31,	December 31,
	2004#	2004	2003	2003*

Assets
Current Assets
Cash and cash equivalents	$862,702	$1,113,504	$883,375	$623,449
Trade receivables, less allowance for doubtful accounts	649,000	657,333	604,439	412,227
Receivables from affiliated company	837	18,347	100,904	36,410
Inventories	1,842,403	1,772,458	1,706,810	1,758,706
Prepaid rent	7,219	—	—	—

Total current assets	3,362,161	3,561,642	3,295,528	2,830,792

Leasehold Improvements and Equipment
Leasehold improvements	250,477	250,477	234,777	240,332
Furniture and fixtures	461,525	453,651	418,593	440,356
Vehicles	6,775	6,775	31,969	31,969

	718,777	710,903	685,339	712,657
Less accumulated depreciation	532,000	527,472	488,897	519,460

	186,777	183,431	196,442	193,197

	$3,548,938	$3,745,073	$3,491,970	$3,023,989

Liabilities And Stockholder’s Equity
Current Liabilities
Accounts payable	$169,880	$332,461	$205,206	$160,057
Payable to an affiliated company	—	—	162	36,924
Accrued compensation and related withholding taxes	132,238	146,712	125,769	74,645
Accrued pension plan	—	15,826	14,680	64,598
Other accrued expenses	16,224	13,759	19,806	14,169

Total current liabilities	318,342	508,758	365,623	350,393

Stockholder’s Equity
Common stock, no par or stated value; authorized 1,000,000 shares; issued and outstanding 100,000 shares, at amounts paid in	3,954,134	3,935,721	2,709,846	3,825,252
Retained earnings (deficit)	(723,538)	(699,406)	416,501	(1,151,656)

	3,230,596	3,236,315	3,126,347	2,673,596

	$3,548,938	$3,745,073	$3,491,970	$3,023,989

*	Condensed from audited financial statements.

#	Immediately prior to closing. See Note 4.

See Notes to Financial Statements.

BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF INCOME

Fifteen-Days Ended April 15, 2004 And Quarters Ended March 31, 2004 And 2003
See Accountant’s Report

	Fifteen Days	Quarter Ended	Quarter Ended
	Ended April 15,	March 31,	March 31,
	2004#	2004	2003

Net sales	$302,448	$2,409,048	$2,307,610
Management fee from affiliate	837	8,947	43,500

	303,285	2,417,995	2,351,110

Expenses:
Cost of goods sold	81,898	682,439	701,888
General, administrative and marketing	240,991	1,251,664	1,121,084
Depreciation	4,528	27,401	22,421

	327,417	1,961,504	1,845,393

Operating income (loss)	(24,132)	456,491	505,717
Financial income:
Interest income	—	1,565	3,150
Interest expense	—	—	(60)

Net income (loss)	$(24,132)	$458,056	$508,807

Earnings (loss) per common share, basic and diluted	$(0.24)	$4.58	$5.09

#	Immediately prior to closing. See Note 4.

See Notes to Financial Statements.

BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF STOCKHOLDER’S EQUITY

Fifteen-Days Ended April 15, 2004 And Quarters Ended March, 31, 2004 And 2003
See Accountant’s Report

		Retained
	Common	Earnings
	Stock	(Deficit)	Total

Balance, December 31, 2002	$2,599,377	$1,107,694	$3,707,071
Capital contribution from parent company	110,469	—	110,469
Net income	—	508,807	508,807
Dividends ($12.00 per share)	—	(1,200,000)	(1,200,000)

Balance, March 31, 2003	$2,709,846	$416,501	$3,126,347

Balance, December 31, 2003	$3,825,252	$(1,151,656)	$2,673,596
Capital contribution from parent company	110,469	—	110,469
Net income	—	458,056	458,056
Dividends ($.058 per share)	—	(5,806)	(5,806)

Balance, March 31, 2004	$3,935,721	$(699,406)	$3,236,315
Capital contribution from parent company	18,413	—	18,413
Net (loss)	—	(24,132)	(24,132)

Balance, April 15, 2004#	$3,954,134	$(723,538)	$3,230,596

#	Immediately prior to closing. See Note 4

See Notes to Financial Statements.

BUCKLE DOWN PUBLISHING COMPANY

STATEMENTS OF CASH FLOWS

Fifteen-Days Ended April 15, 2004 And Quarters Ended March 31, 2004 And 2003
See Accountant’s Report

	April 15,	March 31,	March 31,
	2004#	2004	2003

Cash Flows from Operating Activities
Net income (loss)	$(24,132)	$458,056	$508,807
Adjustments to reconcile to net cash provided by (used in) operating activities:
Depreciation	4,528	27,401	22,421
Changes in certain working capital items:
Trade and other receivables	25,843	(227,043)	(181,674)
Inventories	(69,945)	(13,752)	109,721
Prepaid rent	(7,219)	—	—
Accounts payable and accrued expenses	(190,416)	158,365	53,944

Net cash provided by (used in) operating activities	$(261,341)	$403,027	$513,219

Cash Flows from Investing Activities
Proceeds from sale of assets	—	—	1,010
Purchase of leasehold improvements and equipment	(7,874)	(23,441)	(17,785)

Net cash (used in) investing activities	(7,874)	(23,441)	(16,775)

Cash Flows from Financing Activities
Cash dividends paid	—	—	(1,200,000)
Capital contribution from parent company		18,413	110,469

Net cash provided by (used in) financing activities	18,413	110,469	(1,089,531)

Increase (decrease) in cash and cash equivalents	(250,802)	490,055	(593,087)
Cash and cash equivalents:
Beginning	1,113,504	623,449	1,476,462

Ending	$862,702	$1,113,504	$883,375

#	Immediately prior to closing. See Note 4.

See Notes to Financial Statements.

BUCKLE DOWN PUBLISHING COMPANY

NOTES TO FINANCIAL STATEMENTS

See Accountant’s Report

Note 1.	Basis of Presentation

      The unaudited interim financial statements contained herein consist of the accounts of Buckle Down Publishing Company (the “Company”), a wholly owned subsidiary of Profiles Corporation.

      The Company creates products that analyze typical state educational standards and objectives and provide application problems in the format of standardized tests. The purpose of the Company’s products and services is to help students from K-12 and schools demonstrate their attainment of state standards. The Company’s materials, primarily workbooks and course materials, are sold to school districts throughout the United States.

      The financial statements as of and for the fifteen day period ended April 15, 2004 reflect financial transactions immediately before the closing of the sale of substantially all the Company’s assets as described in Note 4.

      The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The unaudited interim financial statements reflect all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair statement of the consolidated results for the interim periods presented. The results of operations of interim periods are not necessarily indicative of results for a full year. These financial statements should be read in conjunction with the financial statements and related notes for the fiscal year ended December 31, 2003.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Note 2.	Income Tax Matters

      The Company, with the consent of its stockholder, has elected to have its income taxed under sections of the federal and state income tax laws, which provide that, in lieu of corporation income taxes, the stockholder separately accounts for the Company’s items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements.

Note 3.	Related Party Transactions

      The Company has a verbal agreement with an affiliated company whereby the affiliate reimburses the Company for management services provided to the affiliate.

Note 4.	Sale of Assets

      Effective at the close of business on April 15, 2004, Haights Cross Communications, Inc., through its subsidiary Triumph Learning, LLC, acquired substantially all of the assets of the Company. The acquisition was consummated pursuant to an Asset Purchase Agreement, dated as of March 6, 2004.

      The consideration for the acquisition consisted of $24.0 million in cash, which is subject to a post-closing working capital adjustment, and $3.5 million face amount of Haights Cross Communications, Inc.’s Series C preferred stock, of which shares with a face amount of $2.0 million were deposited in an escrow account to secure the indemnification obligations of the Company.

BUCKLE DOWN PUBLISHING COMPANY

NOTES TO FINANCIAL STATEMENTS — (Continued)

See Accountant’s Report

Note 5.	Capital Contributions From Parent Company

      Profiles Corporation paid certain general, administrative and marketing expenses on behalf of the Company, including compensation to the Company’s president and family members. These amounts are treated as contributions to capital.